SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000‑24389	36‑4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois      60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 932‑8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

◻	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

◻	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2017, the Board of Directors (the “Board”) of VASCO Data Security International, Inc. (the “Company”), based upon the recommendation of the Board’s Corporate Governance and Nominating Committee, elected Art Gilliland to serve on the Company’s Board of Directors. In connection with the election, the Board expanded the size of the Board to six directors. Mr. Gilliland will serve for a term expiring at the Company’s annual meeting of stockholders in 2018 and until his successor shall have been elected and qualified or until his earlier resignation or removal.

There is no agreement or understanding between Mr. Gilliland and any other person pursuant to which he was appointed to the Board. Mr. Gilliland is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Board has appointed Mr. Gilliland to serve on the Audit, Compensation, and Corporate Governance and Nominating Committees.

As a non-employee director, in accordance with the Company’s Director Compensation Policy, Mr. Gilliland will receive a pro rata portion of the $100,000 annual non-executive equity retainer, $60,000 annual cash retainer, and annual fees of $4,000, $3,000 and $3,000 for serving as a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, respectively. For 2017, the pro-rata portion of the non-executive equity retainer will be paid in cash to Mr. Gilliland.

The full text of the press release issued in connection with Mr. Gilliland’s election to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(d)   Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release, dated December 14, 2017.

EXHIBIT INDEX

The following Exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release, dated December 14, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2017	VASCO Data Security International, Inc.

/s/ Mark S. Hoyt
Mark S. Hoyt
Chief Financial Officer